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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 24, 2005


                               InfoNow Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   00-19813                    04-3083360
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(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                  1875 Lawrence Street, Suite 1100, Denver, CO     80202
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                    (Address of Principal Executive Offices)     (Zip Code)

        Registrant's telephone number, including area code: 303-293-0212

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.    Results of Operations and Financial Condition.

     On March 24, 2004, InfoNow Corporation issued a press release announcing financial results for the fourth fiscal quarter and fiscal year ended December 31, 2004. A copy of the press release is furnished to the United States Securities and Exchange Commission with this current report on Form 8-K as exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

              (a)  Financial Statements of Businesses Acquired.

                   N/A

              (b)  Pro Forma Financial Information.

                   N/A

              (c)  Exhibits.

                   99.1 InfoNow Corporation earnings press release dated March 24, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INFONOW CORPORATION


Date:  March 24, 2005                  By:  /s/  James Medina
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                                       Name:     James Medina
                                       Title:    Interim Chief Financial Officer

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                                  Exhibit Index

Exhibit No.         Exhibit Description
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99.1                InfoNow Corporation earnings press release dated March 24,
                    2005